Exhibit 31.1

CERTIFICATION

    I, George A. McQuain, certify that:

1.    I have reviewed this Form 10-QSB of Global Axcess Corp;

2.    Based on my knowledge, this report does not contain any untrue   statement of a material fact or omit to state a material fact necessary   to make the statements made, in light of the circumstances under which   such statements were made, not misleading with respect to the period   covered by this report;

3.    Based on my knowledge, the financial statements, and other financial   information included in this report, fairly present in all material   respects the financial condition, results of operations and cash flows   of the small business issuer as of, and for, the periods presented in   this report;

4.    The small business issuer's other certifying officer(s) and I are   responsible for establishing and maintaining disclosure controls and   procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))   and internal control over financial reporting (as defined in Exchange   Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and   have:

(a) Designed such disclosure controls and procedures, or   caused such disclosure controls and procedures to be designed   under our supervision, to ensure that material information   relating to the small business issuer, including its   consolidated subsidiaries, is made known to us by others   within those entities, particularly during the period in which   this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable  assurance regarding the reliability of financial reporting and  the preparation of financial statements for external purposes  in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the small business issuer's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the   disclosure controls and procedures, as of the end of the  period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the small business  issuer's internal control over financial reporting that  occurred during the small business issuer's most recent fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.    The small business issuer's other certifying officer(s) and I have  disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in   the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: November 14, 2006
/s/ George A. McQuain

George A. McQuain
President and Chief Executive Officer